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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Trans World Entertainment Corporation (the "Company") on Form 10-Q for the period ending August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert J. Higgins, Chairman and Chief Executive Officer of the Company and John
J. Sullivan, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert J. Higgins                     /s/ John J. Sullivan

Robert J. Higgins                         John J. Sullivan
Chairman and Chief Executive Officer      Executive Vice President and
                                          Chief Financial Officer

September 17, 2002                        September 17, 2002